UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2010

Date of reporting period: January 1, 2010 — December 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|10

Annual report

Putnam VT High Yield Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

The global recovery continued to solidify in the final months of 2010, with economies around the world experiencing economic growth. In the United States, corporations are emerging from the Great Recession in strong financial health. Putnam’s investment team believes the outlook for U.S. equities is further bolstered by low short-term interest rates and the extension of current tax rates. Another sign of the positive outlook for equities was that traditionally safe-haven U.S. Treasuries experienced their first setback in several years, as investors sought higher potential returns in riskier assets.

Although the global recovery continues, a range of fiscal and monetary circumstances around the world contributes to a global investment mosaic that is more varied than in recent years. Europe struggles with debt issues at a time when emerging markets are striving to dampen inflationary growth. This divergence may well lead to future market volatility. However, we believe it may also lead to additional opportunities for active, research-focused managers like Putnam.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 12/31/10)

Investment objective

High current income, with a secondary objective of capital growth when consistent with achieving high current income

Net asset value December 31, 2010

Class IA: $7.03	Class IB: $6.97

Total return at net asset value

			JPMorgan Developed
(as of 12/31/10)	Class IA shares*	Class IB shares†	High Yield Index‡

1 year	14.54%	14.04%	14.86%

5 years	45.55	43.86	52.95
Annualized	7.80	7.54	8.87

10 years	119.07	113.47	139.92
Annualized	8.16	7.88	9.15

Life	487.47	462.99	—
Annualized	8.03	7.83	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

‡ The fund’s benchmark, the JPMorgan Developed High Yield Index, wasintroduced on 12/31/94, which post-dates the inception of the fund’s class IA shares.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance for class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Credit quality

Baa	4.1%

Ba	20.1%

B	45.6%

Caa and below	23.5%

Not Rated	6.7%

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 12/31/10. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Credit qualities are shown as a percentage of net assets as of 12/31/10. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

Putnam VT High Yield Fund 1

Report from your fund’s manager

How did the fund perform for the year ended December 31, 2010?

Putnam VT High Yield Fund’s class IA shares returned 14.54% for the annual period. Generally speaking, the fund performed in line with the high-yield market, which continued to generate strong returns in 2010.

How would you characterize the environment in the high-yield bond market during the past 12 months?

The period began amid indications that global economies were emerging from the recession, prompting investors to move toward the historically attractive yields offered in categories such as high-yield bonds and emerging-market debt. Then in April and May, after more than a year of steady improvement in credit market conditions, the fallout from Europe’s sovereign debt woes heightened risk aversion globally. By late summer, however, the credit markets recovered, and U.S. corporations found debt markets to be accommodative, resulting in a resurgence of bond issuance at relatively low rates. In early November, the Federal Reserve launched its second major quantitative easing program — dubbed “QE2” — under which it announced plans to purchase U.S. Treasuries in order to lower long-term rates. In the high-yield market specifically, credit spreads — or the yield advantage high-yield bonds offer over U.S. Treasuries — narrowed as declining default rates, better corporate profitability, and improved borrowing conditions reduced the risk premium for high yield. Full-year new-issue volume through December 2010 reached record levels of approximately $300 billion, far exceeding 2009’s record of $180 billion. The overall default rate continued to decline, falling well below the long-term average of 4.3%.

What were some investments that detracted from the fund’s performance?

Within the gaming/lodging/leisure group, our overweight position in Harrah’s Operating Co., the Las Vegas-based casino operator, was among the principal detractors. While our investment delivered a positive return, the unsecured — or riskier — debt of Harrah’s outperformed the secured debt that we owned. Consequently, our conservative approach to Harrah’s bonds dampened the fund’s relative performance. Additional detractors included underweights in consumer finance company CIT Group and United Continental Holdings, the parent company of United Airlines and Continental Airlines. We sold United Continental during the period. Real estate finance company Residential Capital also weighed on results. We sold United Continental during the period.

What industry groups and holdings helped performance?

Favorable positioning and strong security selection in metals/mining and telecommunication services, along with solid bond picks in technology, contributed the most to returns relative to the market. In terms of individual holdings, Legrand, a France-based manufacturer of wiring devices, cable management systems, and power distribution components, was among the fund’s top contributors. Similar to the U.S. market, European high-yield bonds performed well during the period, and Legrand benefited from improving business fundamentals. Surgical Care Affiliates, which operates ambulatory service centers, also aided results, thanks to stronger revenue and earnings. Additional contributors included semiconductor-maker Freescale Semiconductor and Ally Financial, formerly GMAC Financial Services, a provider of automotive financing.

What is your outlook for the high-yield market over the coming months, and how do you plan to position the fund?

Looking first at fundamentals, we believe the U.S. economy will continue to slowly improve, and against that improving backdrop, that corporate earnings will continue to benefit from the cost-cutting measures implemented in 2009. Barring a major negative surprise, we do not anticipate a double-dip recession. Regarding valuation, we believe high-yield bond spreads remain at attractive levels relative to their historical average. Positive credit cycles tend to endure for multi-year periods, and in our view, the credit environment is likely to remain relatively favorable for some time. As for technicals, while the supply of bonds coming to market was significant during the period, much of this supply resulted from refinancing activity and is not likely to re-enter the market in the near term. At the same time, demand was solid, and we expect it to remain so, given the attractiveness of high-yield bonds versus other asset classes, and the potential for somewhat reduced supply over the next year.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Current and future portfolio holdings are subject to risk.

Your fund’s managers

Portfolio Manager Paul Scanlon is Team Leader of U.S. High Yield Fixed Income at Putnam. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman Boucher and Robert Salvin.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT High Yield Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2010, to December 31, 2010. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/10		for the 6 months ended 12/31/10

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.93	$5.26	$3.77	$5.04

Ending value
(after expenses)	$1,108.80	$1,106.40	$1,021.48	$1,020.21

Annualized
expense ratio†	0.74%	0.99%	0.74%	0.99%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/10. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT High Yield Fund 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Variable Trust High Yield Fund (the “fund”) at December 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2010 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 2011

4 Putnam VT High Yield Fund

The fund’s portfolio 12/31/10

CORPORATE BONDS AND NOTES (84.6%)*		Principal amount	Value

Advertising and marketing services (0.7%)
Affinion Group, Inc. company guaranty
11 1/2s, 2015		$945,000	$982,800

Affinion Group, Inc. 144A sr. notes 7 7/8s, 2018		960,000	936,000

Affinion Group Holdings, Inc. 144A company
guaranty sr. notes 11 5/8s, 2015		890,000	923,375

Lamar Media Corp. company
guaranty sr. sub. notes 7 7/8s, 2018		280,000	297,500

			3,139,675
Automotive (2.3%)
Affinia Group, Inc. 144A sr. notes 10 3/4s, 2016		823,000	913,530

Affinia Group, Inc. 144A sr. sub. notes 9s, 2014		315,000	323,663

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 5 1/4s, 2014		1,180,000	1,159,350

Ford Motor Credit Co., LLC sr. unsec.
notes 8 1/8s, 2020		1,595,000	1,850,200

Ford Motor Credit Co., LLC sr. unsec.
unsub. notes 7 1/2s, 2012		630,000	669,822

Lear Corp. company guaranty sr. unsec. bond
7 7/8s, 2018		485,000	518,950

Lear Corp. company guaranty sr. unsec.
notes 8 1/8s, 2020		1,070,000	1,163,615

Motors Liquidation Co. sr. unsec. notes 8 1/4s,
2023 (In default) †		820,000	284,950

Motors Liquidation Co. sr. unsec.
unsub. notes 8 3/8s, 2033 (In default) †		765,000	273,488

Navistar International Corp. sr. notes
8 1/4s, 2021		1,145,000	1,236,600

TRW Automotive, Inc. company guaranty
sr. unsec. unsub. notes Ser.
REGS, 6 3/8s, 2014	EUR	960,000	1,335,999

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$500,000	538,750

			10,268,917
Basic materials (7.4%)
Associated Materials, LLC 144A company
guaranty sr. notes 9 1/8s, 2017		930,000	971,850

Atkore International, Inc. 144A sr. notes
9 7/8s, 2018		830,000	863,200

Celanese US Holdings, LLC 144A company
guaranty sr. notes 6 5/8s, 2018 (Germany)		370,000	382,025

Chemtura Corp. 144A company guaranty sr. unsec.
notes 7 7/8s, 2018		180,000	191,250

Compass Minerals International, Inc. company
guaranty sr. unsec. notes 8s, 2019		1,105,000	1,204,450

Edgen Murray Corp. company
guaranty sr. notes 12 1/4s, 2015		330,000	287,100

Exopack Holding Corp. company guaranty sr. unsec.
notes 11 1/4s, 2014		970,000	1,006,375

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		1,220,000	1,287,100

FMG Resources August 2006 Pty, Ltd. 144A
sr. notes 7s, 2015 (Australia)		615,000	632,856

FMG Resources August 2006 Pty, Ltd. 144A
sr. notes 6 7/8s, 2018 (Australia)		1,055,000	1,053,807

Georgia-Pacific, LLC 144A company
guaranty sr. unsec. notes 7s, 2015		257,000	266,638

Graphic Packaging International, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2018		205,000	214,738

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty sr. notes
8 7/8s, 2018		230,000	245,813

CORPORATE BONDS AND NOTES (84.6%)* cont.		Principal amount	Value

Basic materials cont.
Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC 144A sr. notes 9s, 2020		$385,000	$407,138

Huntsman International, LLC company
guaranty sr. unsec. sub. notes 8 5/8s, 2020		425,000	462,188

Huntsman International, LLC 144A company
guaranty sr. unsec. sub. notes 8 5/8s, 2021		390,000	421,200

Ineos Finance PLC 144A company
guaranty sr. notes 9s, 2015 (United Kingdom)		470,000	502,900

Ineos Group Holdings PLC company
guaranty sr. unsec. notes Ser. REGS, 7 7/8s,
2016 (United Kingdom)	EUR	735,000	890,156

Jefferson Smurfit escrow bonds 8 1/4s, 2012		$340,000	11,050

Kronos International, Inc. sr. notes 6 1/2s,
2013 (Germany)	EUR	565,000	756,487

Lyondell Chemical Co. sr. notes 11s, 2018		$2,428,765	2,750,576

Lyondell Chemical Co. 144A company
guaranty sr. notes 8s, 2017		1,052,000	1,163,765

Momentive Performance Materials, Inc. company
guaranty sr. notes 12 1/2s, 2014		90,000	100,463

Momentive Performance Materials, Inc. 144A
notes 9s, 2021		1,325,000	1,397,875

Nalco Co. 144A sr. notes 6 5/8s, 2019		325,000	332,313

NewPage Corp. company guaranty sr. notes
11 3/8s, 2014		1,060,000	996,400

Novelis, Inc. company guaranty sr. unsec.
notes 7 1/4s, 2015		830,000	851,788

Novelis, Inc. 144A company
guaranty sr. notes 8 3/4s, 2020		1,380,000	1,431,750

Old All, Inc. company guaranty sr. unsec.
notes 9s, 2014 (In default) †		1,320,000	5,940

Omnova Solutions, Inc. 144A company
guaranty sr. notes 7 7/8s, 2018		260,000	261,950

PE Paper Escrow GmbH sr. notes Ser. REGS,
11 3/4s, 2014 (Austria)	EUR	290,000	444,668

PE Paper Escrow GmbH 144A sr. notes 12s,
2014 (Austria)		$325,000	376,009

Rhodia SA 144A sr. notes 6 7/8s, 2020 (France)		330,000	334,538

Rohm & Haas Co. sr. unsec. unsub. notes
7.85s, 2029		1,245,000	1,446,673

Sappi Papier Holding AG 144A company
guaranty 6 3/4s, 2012 (Austria)		485,000	497,347

Sealed Air Corp. 144A sr. unsec. bonds
6 7/8s, 2033		380,000	356,306

Smurfit Kappa Funding PLC
sr. sub. notes 7 3/4s, 2015 (Ireland)	EUR	90,000	123,234

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)		$1,360,000	1,394,000

Solutia, Inc. company guaranty sr. unsec.
notes 8 3/4s, 2017		435,000	476,325

Solutia, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2020		455,000	486,850

Steel Dynamics, Inc. company guaranty sr.
unsec. unsub. notes 6 3/4s, 2015		845,000	855,563

Steel Dynamics, Inc. sr. unsec.
unsub. notes 7 3/4s, 2016		460,000	485,300

Stone Container Corp. escrow bonds 8 3/8s,
2012 (In default) †		650,000	21,125

Teck Resources Limited sr. notes 10 3/4s, 2019
(Canada)		750,000	975,000

TPC Group, LLC 144A sr. notes 8 1/4s, 2017		715,000	748,963

Putnam VT High Yield Fund 5

CORPORATE BONDS AND NOTES (84.6%)* cont.	Principal amount	Value

Basic materials cont.
Tube City IMS Corp. company guaranty sr. unsec.
sub. notes 9 3/4s, 2015	$350,000	$362,250

USG Corp. 144A company guaranty sr. notes
8 3/8s, 2018	315,000	308,700

Vartellus Specialties, Inc. 144A company
guaranty sr. notes 9 3/8s, 2015	420,000	445,200

Verso Paper Holdings, LLC/Verso Paper, Inc.
company guaranty Ser. B, 11 3/8s, 2016	555,000	556,388

Verso Paper Holdings, LLC/Verso Paper, Inc.
company guaranty sr. notes FRN Ser. B, 4.037s, 2014	465,000	418,500

		32,464,080
Broadcasting (2.2%)
Belo Corp. sr. unsec. unsub. notes 8s, 2016	230,000	247,825

Citadel Broadcasting Corp. 144A company
guaranty sr. unsec. notes 7 3/4s, 2018	255,000	263,925

Clear Channel Communications, Inc. company
guaranty unsec. unsub. notes 10 3/4s, 2016	740,000	662,300

Clear Channel Communications, Inc. sr. unsec.
unsub. notes 5s, 2012	220,000	215,600

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes 9 1/4s, 2017	360,000	391,500

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	600,000	657,000

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc.
company guaranty sr. unsec. notes 7 5/8s, 2016	465,000	515,569

DISH DBS Corp. company guaranty 7 1/8s, 2016	570,000	588,525

DISH DBS Corp. company guaranty sr. unsec.
notes 7 7/8s, 2019	1,025,000	1,071,115

Gray Television, Inc. company
guaranty sr. notes 10 1/2s, 2015	800,000	806,000

Nexstar Broadcasting, Inc./Mission
Broadcasting, Inc. 144A sr. notes 8 7/8s, 2017	940,000	998,750

Sinclair Television Group, Inc. 144A
sr. notes 8 3/8s, 2018	225,000	232,313

Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015	245,000	275,013

Umbrella Acquisition, Inc. 144A company
guaranty sr. unsec. unsub. notes 9 3/4s, 2015 ‡‡	829,697	896,073

Univision Communications, Inc. 144A
sr. notes 7 7/8s, 2020	5,000	5,250

XM Satellite Radio, Inc. 144A company
guaranty sr. unsec. notes 13s, 2013	595,000	708,050

XM Satellite Radio, Inc. 144A sr. unsec.
notes 7 5/8s, 2018	910,000	939,575

Young Broadcasting, Inc. company
guaranty sr. sub. notes 8 3/4s,
2014 (In default) † F	290,000	—

Young Broadcasting, Inc. company
guaranty sr. unsec. sub. notes 10s,
2011 (In default) † F	847,000	—

		9,474,383
Building materials (1.2%)
Building Materials Corp. 144A sr. notes 7s, 2020	700,000	719,250

Building Materials Corp. 144A sr. notes
6 7/8s, 2018	330,000	326,700

Nortek, Inc. company guaranty sr. notes 11s, 2013	758,688	808,003

Nortek, Inc. 144A company guaranty sr. unsec.
notes 10s, 2018	505,000	521,413

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	2,100,000	2,457,000

Roofing Supplay Group, LLC/Roofing Supply
Finance, Inc. 144A sr. notes 8 5/8s, 2017	565,000	581,950

		5,414,316

CORPORATE BONDS AND NOTES (84.6%)* cont.		Principal amount	Value

Capital goods (5.2%)
ACCO Brands Corp. company
guaranty sr. notes 10 5/8s, 2015		$585,000	$658,125

Alliant Techsystems, Inc. company
guaranty sr. unsec. sub. notes 6 7/8s, 2020		180,000	184,950

Allison Transmission, Inc. 144A company
guaranty sr. unsec. notes 11 1/4s, 2015 ‡‡		1,136,100	1,238,339

Altra Holdings, Inc. company
guaranty sr. notes 8 1/8s, 2016		1,365,000	1,446,900

Ardagh Packaging Finance PLC sr. notes
Ser. REGS, 7 3/8s, 2017 (Ireland)	EUR	165,000	223,165

Ardagh Packaging Finance
PLC 144A company guaranty
sr. notes 7 3/8s, 2017 (Ireland)	EUR	250,000	346,262

Baldor Electric Co. company
guaranty 8 5/8s, 2017		$510,000	571,200

BE Aerospace, Inc. sr. unsec.
unsub. notes 6 7/8s, 2020		615,000	633,450

Berry Plastics Corp. company
guaranty sr. notes 9 1/2s, 2018		135,000	135,338

Berry Plastics Corp. 144A sr. notes 9 3/4s, 2021		960,000	950,400

Briggs & Stratton Corp. company
guaranty sr. unsec. notes 6 7/8s, 2020		650,000	663,000

Case New Holland, Inc. 144A sr. notes 7 7/8s,
2017 (Netherlands)		560,000	611,800

Cleaver-Brooks, Inc. 144A sr. notes 12 1/4s, 2016		690,000	732,263

Crown European Holdings SA 144A
sr. notes 7 1/8s, 2018 (France)	EUR	200,000	278,988

Darling International, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2018		$190,000	198,075

Graham Packaging Co., Inc. company
guaranty sr. unsec. notes 8 1/4s, 2018		130,000	136,500

Kratos Defense & Security Solutions, Inc.
company guaranty sr. notes 10s, 2017		915,000	1,013,363

Legrand SA unsec. unsub. debs. 8 1/2s, 2025
(France)		2,235,000	2,616,027

Mueller Water Products, Inc. company
guaranty sr. unsec. notes 7 3/8s, 2017		610,000	588,650

Mueller Water Products, Inc. company
guaranty sr. unsec. unsub. notes 8 3/4s, 2020		130,000	143,650

Polypore International, Inc. 144A
sr. notes 7 1/2s, 2017		510,000	520,200

Reynolds Group DL Escrow, Inc./Reynolds Group
Escrow, LLC 144A company guaranty sr. notes
7 3/4s, 2016 (Luxembourg)		445,000	470,588

Reynolds Group Issuer, Inc. 144A sr. notes
9s, 2019		355,000	367,869

Reynolds Group Issuer, Inc. 144A
sr. notes 7 1/8s, 2019		590,000	600,325

Ryerson Holding Corp. sr. disc. notes zero %, 2015		700,000	322,000

Ryerson, Inc. company guaranty sr. notes 12s, 2015		1,300,000	1,361,750

Tenneco, Inc. company guaranty sr. unsec.
notes 8 1/8s, 2015		600,000	636,000

Tenneco, Inc. 144A company
guaranty sr. notes 6 7/8s, 2020		645,000	659,513

Tenneco, Inc. 144A sr. notes 7 3/4s, 2018		330,000	349,800

Terex Corp. sr. unsec. sub. notes 8s, 2017		1,375,000	1,388,750

Thermadyne Holdings Corp. 144A sr. notes 9s, 2017		685,000	706,406

Thermon Industries, Inc. 144A company
guaranty sr. notes 9 1/2s, 2017		925,000	985,125

TransDigm, Inc. 144A sr. sub. notes 7 3/4s, 2018		950,000	983,250

			22,722,021

6 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (84.6%)* cont.	Principal amount	Value

Coal (1.7%)
Arch Coal, Inc. company guaranty sr. unsec.
notes 7 1/4s, 2020	$725,000	$764,875

Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013	500,000	505,000

CONSOL Energy, Inc. 144A company
guaranty sr. unsec. notes 8 1/4s, 2020	1,560,000	1,684,800

CONSOL Energy, Inc. 144A company
guaranty sr. unsec. notes 8s, 2017	920,000	979,800

International Coal Group, Inc. sr. notes
9 1/8s, 2018	830,000	900,550

Peabody Energy Corp. company guaranty
7 3/8s, 2016	2,110,000	2,342,100

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	80,000	85,400

		7,262,525
Commercial and consumer services (1.6%)
Aramark Corp. company guaranty sr. unsec.
notes FRN 3.787s, 2015	160,000	156,400

Brickman Group Holdings, Inc. 144A
sr. notes 9 1/8s, 2018	230,000	232,875

Compucom Systems, Inc. 144A
sr. sub. notes 12 1/2s, 2015	430,000	462,250

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	675,000	715,500

Interactive Data Corp. 144A company
guaranty sr. notes 10 1/4s, 2018	1,140,000	1,248,300

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	1,015,000	1,040,375

PHH Corp. 144A sr. unsec. notes 9 1/4s, 2016	430,000	453,650

Sabre Holdings Corp. sr. unsec.
unsub. notes 8.35s, 2016	1,425,000	1,368,000

Travelport LLC company guaranty 11 7/8s, 2016	620,000	609,150

Travelport LLC company guaranty 9 7/8s, 2014	480,000	467,400

Travelport LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016	390,000	377,813

		7,131,713
Communication services (10.2%)
Adelphia Communications Corp. escrow
bonds zero %, 2011	80,000	1,200

Adelphia Communications Corp. escrow
bonds zero %, 2011	130,000	1,950

Adelphia Communications Corp. escrow
bonds zero %, 2011	290,000	4,350

Adelphia Communications Corp. escrow
bonds zero %, 2011	755,000	11,325

Atlantic Broadband Finance, LLC company
guaranty 9 3/8s, 2014	520,000	527,800

Bresnan Broadband Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	320,000	329,600

Cablevision Systems Corp. sr. unsec.
unsub. notes 8 5/8s, 2017	930,000	1,012,538

Cablevision Systems Corp. sr. unsec.
unsub. notes 8s, 2020	250,000	267,500

Cablevision Systems Corp. sr. unsec.
unsub. notes 7 3/4s, 2018	470,000	492,325

CCH II, LLC/CCH II Capital company
guaranty sr. unsec. notes 13 1/2s, 2016	1,118,502	1,333,814

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 7 7/8s, 2018	725,000	750,375

Cequel Communications Holdings I LLC/Cequel
Capital Corp. 144A sr. notes 8 5/8s, 2017	1,580,000	1,651,100

CORPORATE BONDS AND NOTES (84.6%)* cont.	Principal amount	Value

Communication services cont.
Charter Communications Operating LLC/Charter
Communications Operating Capital 144A company
guaranty sr. notes 8s, 2012	$770,000	$808,500

Cincinnati Bell, Inc. company guaranty sr. unsec.
notes 7s, 2015	375,000	372,188

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018	880,000	833,800

Clearwire Communications, LLC/Clearwire
Finance, Inc. 144A company
guaranty sr. notes 12s, 2017	130,000	134,550

Clearwire Communications, LLC/Clearwire
Finance, Inc. 144A company
guaranty sr. notes 12s, 2015	1,225,000	1,319,938

Clearwire Communications, LLC/Clearwire
Finance, Inc. 144A company
guaranty sr. notes 12s, 2015	885,000	955,800

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016	600,000	622,500

Cricket Communications, Inc. 144A company
guaranty sr. unsec. notes 7 3/4s, 2020	1,485,000	1,414,463

CSC Holdings LLC sr. unsec. unsub. notes
8 1/2s, 2014	40,000	43,950

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018
(Jamaica)	500,000	550,000

Digicel Group, Ltd. 144A sr. notes 8 1/4s, 2017
(Jamaica)	1,645,000	1,686,125

Frontier Communications Corp. sr. unsec.
notes 8 1/2s, 2020	795,000	868,538

Frontier Communications Corp. sr. unsec.
notes 8 1/4s, 2017	550,000	603,625

Frontier Communications Corp. sr. unsec.
notes 8 1/8s, 2018	270,000	295,650

Intelsat Intermediate Holding Co., Ltd. company
guaranty sr. unsec. notes 9 1/4s, 2015
(Luxembourg)	625,000	637,500

Intelsat Jackson Holding Co. company
guaranty sr. unsec. notes 11 1/4s, 2016
(Bermuda)	670,000	721,925

Intelsat Jackson Holdings SA 144A sr. unsec.
notes 7 1/4s, 2020 (Bermuda)	980,000	989,800

Intelsat Luxembourg SA company
guaranty sr. unsec. notes 11 1/2s, 2017
(Luxembourg) ‡‡	2,535,000	2,801,175

Intelsat Luxembourg SA company
guaranty sr. unsec. notes 11 1/4s, 2017
(Luxembourg)	1,560,000	1,700,400

Intelsat Subsidiary Holding Co., Ltd. company
guaranty sr. unsec. notes 8 7/8s, 2015 (Bermuda)	450,000	462,375

Intelsat Subsidiary Holding Co., Ltd. company
guaranty sr. unsec. notes 8 1/2s, 2013 (Bermuda)	15,000	15,019

Level 3 Financing, Inc. company guaranty
9 1/4s, 2014	1,510,000	1,498,675

Mediacom Broadband, LLC/Mediacom Broadband Corp.
sr. unsec. unsub. notes 8 1/2s, 2015	250,000	251,250

Mediacom LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019	205,000	209,100

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2018	1,635,000	1,692,225

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2020	350,000	333,375

Nextel Communications, Inc. company
guaranty sr. unsec. notes Ser. D, 7 3/8s, 2015	1,785,000	1,787,231

Putnam VT High Yield Fund 7

CORPORATE BONDS AND NOTES (84.6%)* cont.		Principal amount	Value

Communication services cont.
NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016		$1,340,000	$1,484,050

PAETEC Escrow Corp. 144A sr. unsec. notes
9 7/8s, 2018		700,000	719,250

PAETEC Holding Corp. company
guaranty sr. notes 8 7/8s, 2017		790,000	843,325

PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		775,000	802,125

Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014		180,000	182,250

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		555,000	582,750

SBA Telecommunications, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2019		155,000	169,338

SBA Telecommunications, Inc. company
guaranty sr. unsec. notes 8s, 2016		785,000	849,763

Sprint Capital Corp. company guaranty 6 7/8s, 2028		2,260,000	1,977,500

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		1,170,000	1,254,825

Virgin Media Finance PLC company
guaranty sr. notes Ser. 1, 9 1/2s, 2016
(United Kingdom)		275,000	310,750

Virgin Media Finance PLC sr. notes 9 1/8s, 2016
(United Kingdom)		395,000	420,675

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 1/4s, 2018 (Netherlands)		1,215,000	1,236,263

Wind Acquisition Finance SA 144A
sr. notes 11 3/4s, 2017 (Netherlands)		750,000	845,625

Wind Acquisition Finance SA 144A
sr. notes 11 3/4s, 2017 (Netherlands)	EUR	85,000	127,177

Wind Acquisition Holdings Finance SA 144A
company guaranty sr. notes 12 1/4s, 2017
(Italy) ‡‡		$29,661	34,407

Windstream Corp. company guaranty
8 5/8s, 2016		750,000	789,375

Windstream Corp. company guaranty
8 1/8s, 2013		730,000	803,000

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018		260,000	273,000

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017		890,000	935,613

			44,634,615
Consumer (0.8%)
Jarden Corp. company
guaranty sr. sub. notes Ser. 1, 7 1/2s, 2020 EUR		135,000	185,961

Jarden Corp. company guaranty sr. unsec.
notes 8s, 2016		$360,000	391,950

Jarden Corp. company guaranty sr. unsec.
sub. notes 7 1/2s, 2017		855,000	900,956

Scotts Miracle-Gro Co. (The) 144A
sr. notes 6 5/8s, 2020		650,000	650,000

Yankee Acquisition Corp. company
guaranty sr. notes Ser. B, 8 1/2s, 2015		1,330,000	1,383,200

			3,512,067
Consumer staples (7.0%)
Archibald Candy Corp. company guaranty 10s,
2011 (In default) † F		172,499	5,520

Avis Budget Car Rental, LLC/Avis Budget
Finance, Inc. company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018		195,000	210,113

Avis Budget Car Rental, LLC/Avis Budget
Finance, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		775,000	790,500

CORPORATE BONDS AND NOTES (84.6%)* cont.		Principal amount	Value

Consumer staples cont.
Avis Budget Car Rental, LLC/Avis Budget
Finance, Inc. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2014		$365,000	$374,125

Blue Acquisition Sub., Inc. 144A company
guaranty sr. unsec. notes 9 7/8s, 2018		545,000	580,425

Bumble Bee Acquisition Corp. 144A company
guaranty sr. notes 9s, 2017		680,000	707,200

Central Garden & Pet Co. sr. sub. notes 8 1/4s, 2018		1,000,000	1,012,500

CKE Restaurants, Inc. company
guaranty sr. notes 11 3/8s, 2018		745,000	825,088

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 7 1/4s, 2016		1,065,000	1,128,900

Dave & Buster’s, Inc. company guaranty sr. unsec.
unsub. notes 11s, 2018		900,000	987,750

Dean Foods Co. company guaranty 7s, 2016		675,000	619,313

DineEquity, Inc. 144A sr. unsec. notes 9 1/2s, 2018		655,000	694,300

Dole Food Co. sr. notes 13 7/8s, 2014		426,000	520,785

Dole Food Co. 144A sr. sec. notes 8s, 2016		195,000	205,725

Dunkin Finance Corp. 144A sr. notes 9 5/8s, 2018		350,000	353,500

Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014		860,000	872,363

Harry & David Operations Corp. company
guaranty sr. unsec. notes 9s, 2013		860,000	615,975

Harry & David Operations Corp. company
guaranty sr. unsec. notes FRN 5.296s, 2012		285,000	210,900

Hertz Corp. company guaranty 8 7/8s, 2014		1,140,000	1,165,650

Hertz Corp. 144A company guaranty sr. unsec.
notes 7 1/2s, 2018		295,000	306,063

Hertz Holdings Netherlands BV 144A sr. bond
8 1/2s, 2015 (Netherlands)	EUR	760,000	1,096,212

JBS USA LLC/JBS USA Finance, Inc.
sr. notes 11 5/8s, 2014		$340,000	397,800

Landry’s Restaurants, Inc. 144A company
guaranty sr. notes 11 5/8s, 2015		325,000	346,938

Libbey Glass, Inc. 144A sr. notes 10s, 2015		500,000	537,500

Michael Foods, Inc. 144A sr. notes 9 3/4s, 2018		375,000	409,688

Pinnacle Foods Finance LLC/Pinnacle Foods
Finance Corp. sr. notes 9 1/4s, 2015		795,000	827,794

Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018		550,000	569,250

Prestige Brands, Inc. 144A company
guaranty sr. unsec. notes 8 1/4s, 2018		325,000	336,375

Reddy Ice Corp. company
guaranty sr. notes 11 1/4s, 2015		665,000	679,963

Revlon Consumer Products Corp. company
guaranty sr. notes 9 3/4s, 2015		570,000	602,775

Rite Aid Corp. company
guaranty sr. notes 10 1/4s, 2019		295,000	306,431

Rite Aid Corp. company guaranty sr. notes
7 1/2s, 2017		410,000	394,113

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017		990,000	841,500

Rite Aid Corp. company
guaranty sr. unsub. notes 8s, 2020		235,000	244,694

Roadhouse Financing, Inc. 144A sr. notes
10 3/4s, 2017		520,000	561,600

Service Corporation International sr. notes 7s, 2019		345,000	345,000

Simmons Foods, Inc. 144A sr. notes 10 1/2s, 2017		520,000	555,100

Smithfield Foods, Inc. sr. unsec. notes Ser. B,
7 3/4s, 2013		835,000	889,797

Smithfield Foods, Inc. 144A sr. sec. notes 10s, 2014		560,000	645,400

8 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (84.6%)* cont.	Principal amount	Value

Consumer staples cont.
Spectrum Brands, Inc. sr. unsec. sub. bonds
12s, 2019 ‡‡	$821,010	$916,452

Spectrum Brands, Inc. 144A sr. notes 9 1/2s, 2018	485,000	532,894

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	1,785,000	1,787,231

SUPERVALU, Inc. sr. unsec. notes 8s, 2016	595,000	569,713

Tyson Foods, Inc. sr. unsec. unsub. notes
10 1/2s, 2014	845,000	999,213

United Rentals North America, Inc. company
guaranty sr. unsec. sub. notes 8 3/8s, 2020	320,000	325,600

Wendy’s/Arby’s Restaurants LLC company
guaranty sr. unsec. unsub. notes 10s, 2016	1,640,000	1,779,400

West Corp. 144A sr. notes 7 7/8s, 2019	450,000	457,875

West Corp. 144A sr. unsec. notes 8 5/8s, 2018	470,000	498,200

		30,641,203
Energy (oil field) (1.6%)
Complete Production Services, Inc. company
guaranty 8s, 2016	670,000	693,450

Expro Finance Luxemburg 144A sr. notes 8 1/2s,
2016 (Luxembourg)	895,000	854,725

Frac Tech Services, LLC/Frac Tech Finance, Inc.
144A company guaranty sr. notes 7 1/8s, 2018	800,000	812,000

Helix Energy Solutions Group, Inc. 144A
sr. unsec. notes 9 1/2s, 2016	2,065,000	2,121,788

Hercules Off shore, Inc. 144A sr. notes 10 1/2s, 2017	450,000	372,375

Key Energy Services, Inc. company
guaranty sr. unsec. unsub. notes 8 3/8s, 2014	1,370,000	1,445,350

Trico Shipping AS 144A sr. notes 13 7/8s, 2014
(Norway) (In default) †	580,000	469,800

		6,769,488
Entertainment (0.6%)
AMC Entertainment Holdings, Inc. 144A
sr. sub. notes 9 3/4s, 2020	1,270,000	1,320,800

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. 144A company guaranty sr. unsec.
notes 9 1/8s, 2018	135,000	145,294

Cinemark, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2019	365,000	395,113

Regal Entertainment Group company
guaranty sr. unsec. notes 9 1/8s, 2018	255,000	271,575

Universal City Development Partners, Ltd. company
guaranty sr. unsec. notes 8 7/8s, 2015	360,000	382,500

Universal City Development Partners, Ltd. company
guaranty sr. unsec. sub. notes 10 7/8s, 2016	240,000	262,200

		2,777,482
Financials (8.5%)
ABN Amro North American Holding Preferred Capital
Repackage Trust I 144A jr. sub. bonds FRB
6.523s, 2012	525,000	444,938

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8.3s, 2015	965,000	1,061,500

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2020	425,000	464,313

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes FRN 2.496s, 2014	448,000	416,838

Ally Financial, Inc. 144A company
guaranty notes 6 1/4s, 2017	635,000	635,000

Ally Financial, Inc. 144A company
guaranty sr. unsec. unsub. notes 7 1/2s, 2020	295,000	309,381

American General Finance Corp. sr. unsec.
notes Ser. MTNJ, 6.9s, 2017	1,870,000	1,510,025

American General Finance Corp. sr. unsec.
notes Ser. MTNI, 5 5/8s, 2011	300,000	295,125

CORPORATE BONDS AND NOTES (84.6%)* cont.	Principal amount	Value

Financials cont.
American General Finance Corp. sr. unsec.
notes Ser. MTNJ, 4 7/8s, 2012	$1,010,000	$950,663

American International Group, Inc. jr.
sub. bonds FRB 8.175s, 2058	825,000	878,467

BAC Capital Trust VI bank guaranty jr. unsec.
sub. notes 5 5/8s, 2035	600,000	508,095

BAC Capital Trust XI bank guaranty jr. unsec.
sub. notes 6 5/8s, 2036	545,000	517,934

BankAmerica Capital II bank guaranty jr. unsec.
sub. notes 8s, 2026	225,000	226,406

Capital One Capital IV company guaranty jr.
unsec. sub. notes FRN 6.745s, 2037	535,000	528,313

CB Richard Ellis Services, Inc. company
guaranty sr. unsec. sub. notes 11 5/8s, 2017	500,000	579,375

CB Richard Ellis Services, Inc. 144A company
guaranty sr. unsec. notes 6 5/8s, 2020	255,000	255,000

CIT Group, Inc. sr. bonds 7s, 2017	4,036,448	4,046,539

CIT Group, Inc. sr. bonds 7s, 2016	2,157,462	2,165,552

CIT Group, Inc. sr. bonds 7s, 2015	1,123,477	1,126,286

CIT Group, Inc. sr. bonds 7s, 2014	493,477	498,412

CNO Financial Group, Inc. 144A company
guaranty sr. notes 9s, 2018	260,000	270,400

Dresdner Funding Trust I 144A bonds 8.151s, 2031	720,000	619,200

E*Trade Financial Corp. sr. unsec. notes 7 3/8s, 2013	560,000	557,200

E*Trade Financial Corp. sr. unsec. unsub. notes
12 1/2s, 2017	1,001,000	1,176,175

HBOS Capital Funding LP 144A bank guaranty jr.
unsec. sub. FRB 6.071s, 2014 (Jersey)	1,115,000	908,725

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)	895,000	838,025

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	335,000	335,838

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 8s, 2018	1,500,000	1,500,000

ING Groep NV jr. unsec. sub. notes 5.775s, 2015
(Netherlands)	285,000	245,100

iStar Financial, Inc. sr. unsec.
unsub. notes Ser. B, 5.95s, 2013 R	625,000	573,438

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	400,000	436,000

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	620,000	638,600

Liberty Mutual Group, Inc. 144A company
guaranty jr. sub. notes FRB 10 3/4s, 2058	160,000	194,000

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.8s, 2037	350,000	344,750

National Money Mart Co. company
guaranty sr. unsec. unsub. notes 10 3/8s, 2016
(Canada)	940,000	1,015,200

NB Capital Trust IV jr. unsec. sub. notes 8 1/4s, 2027	215,000	217,688

Nuveen Investments, Inc. company
guaranty sr. unsec. unsub. notes 10 1/2s, 2015	870,000	889,575

Omega Healthcare Investors, Inc. 144A
sr. notes 6 3/4s, 2022 R	855,000	847,519

Provident Funding Associates 144A
sr. notes 10 1/4s, 2017	835,000	866,313

Regions Financing Trust II company guaranty jr.
unsec. sub. bond FRB 6 5/8s, 2047	765,000	659,813

Residential Capital LLC company guaranty jr.
notes 9 5/8s, 2015	1,985,000	2,004,850

Royal Bank of Scotland Group PLC jr. unsec.
sub. bonds FRB 7.648s, 2049 (United Kingdom)	1,290,000	1,080,375

Putnam VT High Yield Fund 9

CORPORATE BONDS AND NOTES (84.6%)* cont.		Principal amount	Value

Financials cont.
Sabra Health Care LP/Sabra Capital Corp. 144A
company guaranty sr. notes 8 1/8s, 2018 R		$555,000	$573,038

SLM Corp. sr. notes Ser. MTN, 8s, 2020		655,000	664,108

SLM Corp. sr. unsec. unsub. notes Ser. MTN,
8.45s, 2018		1,820,000	1,891,639

SLM Corp. sr. unsec. unsub. notes Ser. MTNA,
5s, 2013		430,000	431,112

USI Holdings Corp. 144A company
guaranty sr. unsec. notes FRN 4.161s, 2014		215,000	188,125

			37,384,968
Gaming and lottery (2.9%)
American Casino & Entertainment Properties LLC
sr. notes 11s, 2014		855,000	867,825

Ameristar Casinos, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014		580,000	620,600

Gateway Casinos & Entertainment, Ltd. 144A
company guaranty sr. notes 8 7/8s, 2017	CAD	260,000	269,345

Harrah’s Operating Co., Inc. company
guaranty sr. notes 10s, 2018		$2,032,000	1,854,200

Harrah’s Operating Co., Inc. company
guaranty sr. notes 10s, 2015		230,000	227,700

Harrah’s Operating Co., Inc. sr. notes 11 1/4s,
2017		1,620,000	1,822,500

Isle of Capri Casinos, Inc. company guaranty 7s,
2014		1,355,000	1,327,900

Mashantucket Western Pequot Tribe 144A
bonds 8 1/2s, 2015 (In default) †		1,445,000	189,656

MGM Resorts International company
guaranty sr. unsec. notes 6 5/8s, 2015		390,000	357,338

MGM Resorts International sr. notes 10 3/8s, 2014		155,000	173,988

MGM Resorts International 144A sr. notes 9s, 2020		175,000	192,500

MTR Gaming Group, Inc. company
guaranty sr. notes 12 5/8s, 2014		1,165,000	1,208,688

Penn National Gaming, Inc. sr. unsec.
sub. notes 8 3/4s, 2019		225,000	248,063

Pinnacle Entertainment, Inc. company
guaranty sr. unsec. notes 8 5/8s, 2017		240,000	261,600

Pinnacle Entertainment, Inc. company
guaranty sr. unsec. sub. notes 7 1/2s, 2015		1,075,000	1,077,688

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
company guaranty mtge. notes 7 3/4s, 2020		465,000	503,363

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		1,345,000	1,481,181

			12,684,135
Health care (5.4%)
Biomet, Inc. company guaranty sr. unsec. bond
10s, 2017		1,290,000	1,409,325

Capella Healthcare, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017		880,000	932,800

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2015		1,310,000	1,375,500

ConvaTec Healthcare E SA 144A sr.
notes 7 3/8s, 2017 (Luxembourg)	EUR	320,000	433,237

ConvaTec Healthcare E SA 144A sr. unsec.
notes 10 1/2s, 2018 (Luxembourg)		$985,000	998,544

DaVita, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2020		215,000	212,850

DaVita, Inc. company guaranty sr. unsec.
notes 6 3/8s, 2018		645,000	641,775

Elan Finance PLC/Elan Finance Corp. company
guaranty sr. unsec. notes 8 3/4s, 2016 (Ireland)		1,195,000	1,200,975

HCA Holdings, Inc. 144A sr. unsec. notes
7 3/4s, 2021		770,000	770,000

CORPORATE BONDS AND NOTES (84.6%)* cont.	Principal amount	Value

Health care cont.
HCA, Inc. company guaranty sr. notes 9 7/8s, 2017	$320,000	$352,000

HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡	1,335,000	1,430,119

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019	1,540,000	1,686,300

HCA, Inc. sr. sec. notes 9 1/4s, 2016	1,020,000	1,088,213

HCA, Inc. sr. sec. notes 9 1/8s, 2014	155,000	162,556

Health Management Associates, Inc.
sr. notes 6 1/8s, 2016	1,065,000	1,075,650

IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	340,000	348,925

Multiplan, Inc. 144A company
guaranty sr. notes 9 7/8s, 2018	635,000	674,688

Quintiles Transnational Corp. 144A
sr. notes 9 1/2s, 2014 ‡‡	355,000	363,875

Select Medical Corp. company guaranty 7 5/8s, 2015	505,000	505,000

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	1,275,000	1,294,125

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡	174,488	176,233

Talecris Biotherapeutics Holdings Corp. company
guaranty sr. unsec. notes 7 3/4s, 2016	205,000	222,425

Tenet Healthcare Corp. company
guaranty sr. notes 10s, 2018	250,000	291,250

Tenet Healthcare Corp. sr. notes 9s, 2015	1,465,000	1,626,150

Tenet Healthcare Corp. 144A sr. unsec. notes
8s, 2020	775,000	786,625

United Surgical Partners International, Inc.
company guaranty sr. unsec. sub. notes 8 7/8s, 2017	390,000	401,700

US Oncology Holdings, Inc. sr. unsec. notes FRN
6.737s, 2012 ‡‡	321,000	323,408

Valeant Pharmaceuticals International 144A
company guaranty sr. notes 7s, 2020	130,000	128,375

Valeant Pharmaceuticals International 144A
company guaranty sr. unsec. notes 6 7/8s, 2018	320,000	317,600

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017	130,000	129,350

Ventas Realty LP/Capital Corp. company
guaranty 9s, 2012 R	2,305,000	2,435,597

		23,795,170
Homebuilding (1.5%)
Beazer Homes USA, Inc. company
guaranty sr. unsec. notes 6 7/8s, 2015	530,000	512,775

Beazer Homes USA, Inc. 144A sr. notes 9 1/8s, 2019	510,000	484,500

Lennar Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2018	1,090,000	1,035,500

M/I Homes, Inc. 144A sr. unsec. notes 8 5/8s, 2018	1,195,000	1,206,950

Realogy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014	1,965,000	1,930,613

Standard Pacific Corp. company
guaranty sr. notes 10 3/4s, 2016	630,000	726,075

Standard Pacific Corp. company
guaranty sr. unsec. unsub. notes 7s, 2015	160,000	168,000

Standard Pacific Corp. 144A company
guaranty sr. unsec. notes 8 3/8s, 2021	640,000	620,800

		6,685,213
Household furniture and appliances (0.2%)
Sealy Mattress Co. 144A company guaranty sr. sec.
notes 10 7/8s, 2016	751,000	848,630

		848,630
Lodging/Tourism (0.3%)
FelCor Lodging LP company guaranty sr. notes
10s, 2014 R	1,225,000	1,372,000

		1,372,000

10 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (84.6%)* cont.	Principal amount	Value

Media (1.1%)
Nielsen Finance LLC Co. 144A company
guaranty sr. unsec. notes 7 3/4s, 2018	$650,000	$672,750

Nielsen Finance LLC Co. company guaranty
sr. unsec. sub. disc. notes stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††	1,345,000	1,412,250

QVC Inc. 144A sr. notes 7 3/8s, 2020	470,000	492,325

QVC Inc. 144A sr. notes 7 1/2s, 2019	1,005,000	1,057,763

WMG Acquisition Corp. company guaranty sr. sec.
notes 9 1/2s, 2016	675,000	723,938

WMG Acquisition Corp. company
guaranty sr. sub. notes 7 3/8s, 2014	425,000	408,000

WMG Holdings Corp. company guaranty sr. unsec.
disc. notes 9 1/2s, 2014	220,000	210,650

		4,977,676
Oil and gas (7.4%)
Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	970,000	1,072,577

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	730,000	781,105

Anadarko Petroleum Corp. sr. unsec. notes
6 3/8s, 2017	170,000	185,182

Anadarko Petroleum Corp. sr. unsec. notes
6.2s, 2040	365,000	356,306

ATP Oil & Gas Corp. 144A sr. notes 11 7/8s, 2015	365,000	344,925

Brigham Exploration Co. 144A company
guaranty sr. unsec. notes 8 3/4s, 2018	630,000	680,400

Carrizo Oil & Gas, Inc. 144A sr. unsec.
notes 8 5/8s, 2018	965,000	993,950

Chaparral Energy, Inc. company guaranty
8 1/2s, 2015	304,000	309,320

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017	1,060,000	1,075,900

Chaparral Energy, Inc. 144A sr. notes 9 7/8s, 2020	605,000	638,275

Compton Petroleum Finance Corp. company
guaranty sr. unsec. notes 10s, 2017 (Canada)	692,988	571,715

Comstock Resources, Inc. company
guaranty sr. unsub. notes 8 3/8s, 2017	640,000	642,400

Connacher Oil and Gas, Ltd. 144A sec.
notes 10 1/4s, 2015 (Canada)	1,250,000	1,256,250

Connacher Oil and Gas, Ltd. 144A sr. sec.
notes 11 3/4s, 2014 (Canada)	885,000	958,013

Crosstex Energy LP/Crosstex Energy Finance Corp.
company guaranty sr. unsec. notes 8 7/8s, 2018	1,625,000	1,740,781

Denbury Resources, Inc. company
guaranty sr. sub. notes 9 3/4s, 2016	155,000	172,825

Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 8 1/4s, 2020	682,000	739,970

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018	1,755,000	1,715,513

Forest Oil Corp. sr. notes 8s, 2011	1,390,000	1,452,550

Inergy LP/Inergy Finance Corp. sr. unsec.
notes 6 7/8s, 2014	1,995,000	2,024,925

Newfield Exploration Co. sr. unsec.
sub. notes 7 1/8s, 2018	265,000	279,575

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014	1,720,000	1,754,400

Offshore Group Investments, Ltd. 144A
sr. notes 11 1/2s, 2015	685,000	743,225

OPTI Canada, Inc. company guaranty sr. sec.
notes 8 1/4s, 2014 (Canada)	765,000	545,063

OPTI Canada, Inc. company guaranty sr. sec.
notes 7 7/8s, 2014 (Canada)	1,750,000	1,235,938

CORPORATE BONDS AND NOTES (84.6%)* cont.	Principal amount	Value

Oil and gas cont.
OPTI Canada, Inc. 144A company
guaranty sr. notes 9 3/4s, 2013 (Canada)	$195,000	$192,563

OPTI Canada, Inc. 144A sr. notes 9s, 2012 (Canada)	65,000	65,163

Petrohawk Energy Corp. company
guaranty sr. unsec. notes 10 1/2s, 2014	140,000	159,600

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018	1,030,000	1,153,600

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015	245,000	255,413

Plains Exploration & Production Co. company
guaranty 7s, 2017	1,600,000	1,644,000

Quicksilver Resources, Inc. company
guaranty 7 1/8s, 2016	290,000	277,675

Quicksilver Resources, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2015	355,000	368,313

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	515,000	599,975

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	340,000	350,625

Rosetta Resources, Inc. company
guaranty sr. unsec. notes 9 1/2s, 2018	980,000	1,058,400

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	1,360,000	1,275,000

SandRidge Energy, Inc. company
guaranty sr. unsec. unsub. notes 8 5/8s, 2015 ‡‡	150,000	153,563

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	274,000	278,110

SandRidge Energy, Inc. 144A sr. unsec.
notes 9 7/8s, 2016	485,000	512,888

Whiting Petroleum Corp. company guaranty 7s, 2014	685,000	719,250

Williams Cos., Inc. (The) notes 7 3/4s, 2031	704,000	794,016

Williams Cos., Inc. (The) sr. unsec.
notes 7 7/8s, 2021	337,000	397,774

		32,527,011
Publishing (0.8%)
American Media Operations, Inc. 144A
sr. sub. notes 14s, 2013 ‡‡	1,395,512	488,429

American Media Operations, Inc. 144A sr. unsec.
notes 9s, 2013 ‡‡ F	116,379	118,707

Cengage Learning Acquisitions, Inc. 144A
sr. notes 10 1/2s, 2015	1,085,000	1,120,263

Cenveo Corp. company guaranty sr. notes
8 7/8s, 2018	690,000	667,575

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016	220,000	216,150

McClatchy Co. (The) company
guaranty sr. notes 11 1/2s, 2017	785,000	882,144

Vertis, Inc. company guaranty sr. notes
13 1/2s, 2014 ‡‡ F	837,116	41,856

		3,535,124
Retail (2.8%)
Autonation, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2018	265,000	273,613

Bon-Ton Department Stores, Inc. (The) company
guaranty 10 1/4s, 2014	1,335,000	1,361,700

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 11 1/8s, 2014	1,190,000	1,228,675

Ferrellgas LP/Ferrellgas Finance Corp. 144A
sr. notes 6 1/2s, 2021	445,000	433,875

Giraffe Acquisition Corp. 144A sr. unsec.
notes 9 1/8s, 2018	380,000	396,150

Limited Brands, Inc. company guaranty sr. unsec.
unsub. notes 7s, 2020	345,000	364,838

Putnam VT High Yield Fund 11

CORPORATE BONDS AND NOTES (84.6%)* cont.	Principal amount	Value

Retail cont.
Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. unsub. notes 8 3/8s, 2015	$825,000	$965,250

Michaels Stores, Inc. company guaranty
11 3/8s, 2016	1,195,000	1,302,550

Neiman-Marcus Group, Inc. company
guaranty sr. unsec. notes 9s, 2015	33,618	35,215

Neiman-Marcus Group, Inc. company
guaranty sr. unsec. sub. notes 10 3/8s, 2015	470,000	496,438

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 7 3/4s, 2016	1,335,000	1,361,700

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	445,000	468,919

Sears Holdings Corp. 144A sr. notes 6 5/8s, 2018	615,000	573,488

Toys R Us Property Co., LLC company
guaranty sr. notes 8 1/2s, 2017	805,000	865,375

Toys R Us Property Co., LLC company
guaranty sr. unsec. notes 10 3/4s, 2017	1,505,000	1,715,700

Toys R Us-Delaware, Inc. 144A company
guaranty sr. notes 7 3/8s, 2016	195,000	202,313

		12,045,799
Technology (5.2%)
Advanced Micro Devices, Inc. sr. unsec.
notes 8 1/8s, 2017	610,000	646,600

Advanced Micro Devices, Inc. 144A
sr. notes 7 3/4s, 2020	265,000	274,938

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029	145,000	114,550

Avaya, Inc. company guaranty sr. unsec.
notes 9 3/4s, 2015	745,000	758,038

Buccaneer Merger Sub., Inc. 144A
sr. notes 9 1/8s, 2019	750,000	774,375

Ceridian Corp. company guaranty sr. unsec.
notes 12 1/4s, 2015 ‡‡	950,300	959,803

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	1,010,000	999,900

Fidelity National Information Services, Inc. 144A
company guaranty sr. notes 7 7/8s, 2020	235,000	248,513

Fidelity National Information Services, Inc. 144A
company guaranty sr. notes 7 5/8s, 2017	465,000	489,413

First Data Corp. company guaranty sr. unsec.
notes 10.55s, 2015 ‡‡	2,752,986	2,608,454

First Data Corp. company guaranty sr. unsec.
notes 9 7/8s, 2015	485,000	461,963

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016	1,130,000	988,750

First Data Corp. 144A company
guaranty sr. notes 8 7/8s, 2020	320,000	337,600

First Data Corp. 144A sr. bonds 12 5/8s, 2021	395,000	377,225

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2014 ‡‡	157,632	164,725

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	960,000	1,003,200

Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes 10 1/8s, 2016	222,000	233,655

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018	495,000	555,638

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	870,000	957,000

Freescale Semiconductor, Inc. 144A company
guaranty sr. unsec. notes 10 3/4s, 2020	1,075,000	1,171,750

Iron Mountain, Inc. company guaranty 6 5/8s, 2016	410,000	411,538

Jazz Technologies, Inc. 144A notes 8s, 2015 F	713,000	655,960

CORPORATE BONDS AND NOTES (84.6%)* cont.		Principal amount	Value

Technology cont.
NXP BV/NXP Funding, LLC company
guaranty Ser. EXCH, 9 1/2s, 2015 (Netherlands)		$660,000	$706,200

NXP BV/NXP Funding, LLC company
guaranty sr. notes FRN Ser. EXCH, 3.039s, 2013
(Netherlands)		590,000	581,150

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)		1,580,000	1,777,500

Seagate HDD Cayman 144A company
guaranty sr. unsec. notes 7 3/4s, 2018
(Cayman Islands)		830,000	840,375

STATS ChipPAC, Ltd. 144A company
guaranty sr. unsec. notes 7 1/2s, 2015
(Singapore)		125,000	134,063

SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015		705,000	741,131

SunGard Data Systems, Inc. 144A sr. unsec.
notes 7 5/8s, 2020		940,000	951,750

Unisys Corp. sr. unsec. unsub. notes 12 1/2s, 2016		280,000	310,800

Unisys Corp. 144A company
guaranty sr. sub. notes 14 1/4s, 2015		1,405,000	1,686,000

			22,922,557
Textiles (0.6%)
Hanesbrands, Inc. sr. unsec. notes 8s, 2016		550,000	589,875

Hanesbrands, Inc. 144A company
guaranty sr. notes 6 3/8s, 2020		870,000	826,500

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		80,000	84,400

Levi Strauss & Co. sr. unsec.
unsub. notes 7 5/8s, 2020		955,000	986,038

			2,486,813
Tire and rubber (0.4%)
Goodyear Tire & Rubber Co. (The) sr. unsec.
notes 10 1/2s, 2016		1,470,000	1,675,800

			1,675,800
Transportation (0.5%)
AMGH Merger Sub., Inc. 144A company
guaranty sr. notes 9 1/4s, 2018		1,015,000	1,065,750

Inaer Aviation Finance Ltd. 144A
sr. notes 9 1/2s, 2017 (Spain)	EUR	170,000	217,709

Swift Services Holdings, Inc. 144A company
guaranty sr. notes 10s, 2018		$980,000	1,026,550

			2,310,009
Utilities and power (4.5%)
AES Corp. (The) sr. unsec. notes 8s, 2020		380,000	402,800

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		730,000	771,975

Calpine Corp. 144A company
guaranty sr. notes 7 7/8s, 2020		705,000	713,813

Calpine Corp. 144A sr. sec. notes 7 1/4s, 2017		1,345,000	1,345,000

Colorado Interstate Gas Co. debs. 6.85s, 2037
(Canada)		1,055,000	1,074,295

Dynegy Holdings, Inc. sr. unsec. notes 7 3/4s, 2019		2,065,000	1,378,388

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016		525,000	451,500

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013		120,000	117,600

Edison Mission Energy sr. unsec. notes 7.2s, 2019		550,000	424,875

Edison Mission Energy sr. unsec. notes 7s, 2017		30,000	23,775

El Paso Natural Gas Co. debs. 8 5/8s, 2022		360,000	438,595

Energy Future Holdings Corp. company
guaranty sr. unsec. notes 11 1/4s, 2017 ‡‡		205,110	123,066

Energy Future Holdings Corp. 144A sr. sec. bond
10s, 2020		300,000	308,632

Energy Future Intermediate Holdings Co., LLC
sr. notes 10s, 2020		460,000	474,386

12 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (84.6%)* cont.	Principal amount	Value

Utilities and power cont.
Energy Transfer Equity LP company
guaranty sr. unsec. notes 7 1/2s, 2020	$690,000	$710,700

GenOn Escrow Corp. 144A sr. notes 9 7/8s, 2020	1,285,000	1,275,363

GenOn Escrow Corp. 144A sr. unsec. notes
9 1/2s, 2018	195,000	193,781

Ipalco Enterprises, Inc. 144A sr. sec.
notes 7 1/4s, 2016	170,000	181,475

KCP&L Greater Missouri Operations Co. sr. unsec.
notes 7.95s, 2011	38,000	38,191

Mirant Americas Generation, Inc. sr. unsec.
notes 9 1/8s, 2031	690,000	679,650

Mirant Americas Generation, Inc. sr. unsec.
notes 8.3s, 2011	670,000	680,050

Mirant North America, LLC company
guaranty 7 3/8s, 2013	1,365,000	1,390,717

NRG Energy, Inc. company guaranty 7 3/8s, 2017	685,000	698,700

NRG Energy, Inc. sr. notes 7 3/8s, 2016	3,150,000	3,228,750

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	480,000	482,400

PNM Resources, Inc. unsec. unsub. notes
9 1/4s, 2015	340,000	375,700

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7s, 2028	140,000	148,042

Texas Competitive Electric Holdings Co., LLC
company guaranty sr. unsec. notes 10 1/2s, 2016 ‡‡	1,310,905	655,453

Texas Competitive Electric Holdings Co., LLC 144A
company guaranty sr. notes 15s, 2021	910,000	796,250

		19,583,922

Total corporate bonds and notes (cost $353,701,242)		$371,047,312

SENIOR LOANS (5.5%)* [c]	Principal amount	Value

Basic materials (0.4%)
Ineos Holdings, Ltd. bank term loan FRN Ser. B2,
7.501s, 2013 (United Kingdom)	$497,170	$512,292

Ineos Holdings, Ltd. bank term loan FRN Ser. C2,
8.001s, 2014 (United Kingdom)	497,551	512,685

Smurfit-Stone Container Enterprises, Inc. bank
term loan FRN 6 3/4s, 2016	621,875	630,892

		1,655,869
Broadcasting (0.5%)
Clear Channel Communications, Inc. bank term loan
FRN Ser. B, 3.903s, 2016	1,563,910	1,355,910

Univision Communications, Inc. bank term loan FRN
4.506s, 2017	915,590	872,553

		2,228,463
Capital goods (0.2%)
Reynolds Consumer Products, Inc. bank term loan
FRN Ser. B, 6 3/4s, 2015	505,384	509,069

Tomkins PLC bank term loan FRN Ser. B, 6 1/4s,
2016 (United Kingdom)	226,923	229,840

		738,909
Commercial and consumer services (0.1%)
Brickman Group Holdings, Inc. bank term loan FRN
Ser. B, 7 1/4s, 2016	225,000	227,625

Compucom Systems, Inc. bank term loan FRN
3.76s, 2014	439,884	416,790

		644,415
Communication services (0.2%)
CCO Holdings, LLC / CCO Holdings Capital Corp.
bank term loan FRN 2.756s, 2014	785,000	755,235

Level 3 Financing, Inc. bank term loan FRN
Ser. B, 11 1/2s, 2014	75,000	80,859

		836,094

SENIOR LOANS (5.5%)* [c] cont.	Principal amount	Value

Consumer cyclicals (2.0%)
CCM Merger, Inc. bank term loan FRN Ser. B,
8 1/2s, 2012	$1,185,373	$1,185,867

Cedar Fair LP bank term loan FRN Ser. B,
5 1/2s, 2016	344,657	347,919

Centage Learning Acquisitions, Inc. bank term
loan FRN Ser. B, 2.54s, 2014	472,185	444,888

Centage Learning Acquisitions, Inc. bank term
loan FRN Ser. B3, 3.764s, 2014	2,700,989	2,082,841

Dex Media West, LLC bank term loan FRN Ser. A,
7s, 2014	155,478	141,236

GateHouse Media, Inc. bank term loan FRN Ser. B,
2.27s, 2014	617,720	240,602

GateHouse Media, Inc. bank term loan FRN Ser. DD,
2.27s, 2014	230,492	89,777

Golden Nugget, Inc. bank term loan FRN 2.431s,
2014 ‡‡	102,591	82,500

Golden Nugget, Inc. bank term loan FRN Ser. B,
2.26s, 2014 ‡‡	180,224	144,930

Goodman Global, Inc. bank term loan FRN 9s, 2017	290,000	298,628

Goodman Global, Inc. bank term loan FRN
5 3/4s, 2016	1,002,488	1,006,240

NBTY, Inc. bank term loan FRN Ser. B, 6 1/4s, 2017	255,000	258,185

Six Flags Theme Parks bank term loan FRN Ser. B,
5 1/4s, 2016	953,019	960,763

Tribune Co. bank term loan FRN Ser. B, 5 1/4s,
2014 (In default) †	2,046,625	1,420,358

		8,704,734
Consumer staples (0.6%)
Burger King Holdings, Inc. bank term loan FRN
Ser. B, 6 1/4s, 2016	630,000	638,775

Claire’s Stores, Inc. bank term loan FRN 3.043s, 2014	1,069,247	991,192

DineEquity, Inc. bank term loan FRN Ser. B, 6s, 2017	187,556	190,367

Revlon Consumer Products bank term loan FRN
6.001s, 2015	635,200	636,490

Rite-Aid Corp. bank term loan FRN Ser. B,
2.017s, 2014	82,663	75,061

Spectrum Brands, Inc. bank term loan FRN 8s, 2016	249,333	253,853

		2,785,738
Energy (0.1%)
MEG Energy Corp. bank term loan FRN 6s, 2016
(Canada)	251,813	252,127

		252,127
Financials (0.5%)
AGFS Funding Co. bank term loan FRN 7 1/4s, 2015	475,000	481,234

CNO Financial Group, Inc. bank term loan FRN
7 1/2s, 2016	370,000	372,313

Fifth Third Processing Solutions, Inc. bank term
loan FRN 8 1/4s, 2017	190,000	193,008

HUB International Holdings, Inc. bank term loan
FRN 6 3/4s, 2014	454,250	452,887

iStar Financial, Inc. bank term loan FRN 1.763s, 2011	350,000	337,604

Nuveen Investments, Inc. bank term loan FRN
Ser. B, 3.289s, 2014	302,035	288,066

		2,125,112
Gaming and lottery (0.1%)
Harrah’s Operating Co., Inc. bank term loan FRN
Ser. B, 9 1/2s, 2016	282,150	296,509

Harrah’s Operating Co., Inc. bank term loan FRN
Ser. B2, 3.288s, 2015	405,000	366,019

		662,528

Putnam VT High Yield Fund 13

SENIOR LOANS (5.5%)* [c] cont.	Principal amount	Value

Health care (0.5%)
Ardent Health Systems bank term loan FRN Ser. B,
6 1/2s, 2015	$883,325	$882,777

Grifols SA bank term loan FRN Ser. B, 6s, 2016
(Spain)	450,000	454,688

IASIS Healthcare Corp. bank term loan
FRN 5.538s, 2014 ‡‡	732,908	703,591

		2,041,056
Homebuilding (0.1%)
Realogy Corp. bank term loan FRN 0.105s, 2013	37,190	34,907

Realogy Corp. bank term loan FRN Ser. B,
3.286s, 2013	274,019	257,192

		292,099
Technology (0.1%)
Avaya, Inc. bank term loan FRN Ser. B1, 3.034s, 2014	550,000	521,263

		521,263
Utilities and power (0.1%)
Texas Competitive Electric Holdings Co., LLC bank
term loan FRN Ser. B2, 3.764s, 2014	767,720	593,064

		593,064

Total senior loans (cost $24,871,266)		$24,081,471

COMMON STOCKS (2.9%)*	Shares	Value

AES Corp. (The) †	46,340	$564,421

Alliance HealthCare Services, Inc. †	108,703	460,901

American Media Operations, Inc. 144A F	22,316	2

Avis Budget Group, Inc. †	23,540	366,282

Bohai Bay Litigation, LLC (Escrow) F	2,670	8,329

CIT Group, Inc. †	6,665	313,922

El Paso Corp.	34,660	476,922

FelCor Lodging Trust, Inc. † R	59,595	419,549

Fortescue Metals Group, Ltd. (Australia) †	64,240	430,150

Freeport-McMoRan Copper & Gold, Inc. Class B	7,677	921,931

General Motors Co. †	19,560	720,982

Interpublic Group of Companies, Inc. (The) †	21,065	223,710

L-3 Communications Holdings, Inc.	3,055	215,347

Louisiana-Pacific Corp. †	42,005	397,367

LyondellBasell Industries NV Class A (Netherlands) †	27,333	940,255

Nortek, Inc. †	11,273	405,828

Owens Corning, Inc. †	6,765	210,730

Petrohawk Energy Corp. †	29,380	536,185

Sealy Corp. †	201,201	587,507

Service Corporation International	69,075	569,869

Spectrum Brands Holdings, Inc. †	13,294	414,374

Sprint Nextel Corp. †	133,510	564,747

Stallion Oilfield Holdings, Ltd.	5,032	145,928

Temple-Inland, Inc.	11,465	243,517

Terex Corp. †	6,279	194,900

Trump Entertainment Resorts, Inc. † F	913	14,608

TRW Automotive Holdings Corp. †	9,485	499,860

Vantage Drilling Co. †	83,792	170,098

Vertis Holdings, Inc. † F	33,617	34

Visteon Corp. 144A †	22,487	1,484,142

Total common stocks (cost $10,639,902)		$12,502,397

CONVERTIBLE BONDS AND NOTES (1.5%)*		Principal amount		Value

Advanced Micro Devices, Inc. cv. sr. unsec.
notes 6s, 2015			$100,000	$100,750

Alliant Techsystems, Inc. cv. company guaranty
sr. sub. notes 3s, 2024			725,000	815,625

Clearwire Communications, LLC/Clearwire
Finance, Inc. 144A cv. company
guaranty sr. unsec. notes 8 1/4s, 2040			421,000	432,914

Digital Realty Trust LP 144A cv. sr. unsec.
notes 5 1/2s, 2029 R			255,000	341,381

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016			402,000	804,812

General Cable Corp. cv. unsec.
sub. notes stepped-coupon 4 1/2s (2 1/4s,
11/15/19) 2029 ††			639,000	759,611

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 5 1/4s, 2011			260,000	259,350

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 3 1/2s, 2012			600,000	570,000

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014			300,000	381,000

Trinity Industries, Inc. cv. unsec.
sub. notes 3 7/8s, 2036			520,000	493,350

Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s,
2016 (United Kingdom)			545,000	901,975

XM Satellite Radio Holdings, Inc.
144A cv. sr. unsec. sub. notes 7s, 2014			494,000	609,201

Total convertible bonds and notes (cost $4,893,425)				$6,469,969

CONVERTIBLE PREFERRED STOCKS (1.2%)*			Shares	Value

Apache Corp. Ser. D, $3.00 cv. pfd.			12,347	$813,791

Crown Castle International Corp. $3.125
cum. cv. pfd.			11,043	686,102

Dole Food Automatic Exchange 144A 7.00% cv. pfd. †			34,600	442,188

Entertainment Properties Trust Ser. C, $1.438
cum. cv. pfd.			22,855	436,759

General Motors Co. Ser. B, $2.375 cv. pfd.			17,091	924,794

Great Plains Energy, Inc. $6.00 cv. pfd.			6,470	412,139

Hartford Financial Services Group, Inc. (The)
$1.182 cv. pfd.			24,660	634,226

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †			1,120	448

XL Group, Ltd. $2.688 cv. pfd.			22,965	715,589

Total convertible preferred stocks (cost $5,359,877)				$5,066,036

PREFERRED STOCKS (0.3%)*			Shares	Value

Ally Financial, Inc. 144A Ser. G, 7.00% cum. pfd.			1,474	$1,393,069

Total preferred stocks (cost $633,626)				$1,393,069

WARRANTS (0.1%)* †	Expiration date	Strike price	Warrants	Value

Charter Communications, Inc.
Class A	11/30/14	$46.86	37	$231

Smurfit Kappa Group
PLC 144A (Ireland) F	10/01/13	EUR 0.001	432	21,913

Tower Semiconductor, Ltd.
144A (Israel) F	6/30/15	$0.01	192,571	46,217

Vertis Holdings, Inc. F	10/18/15	0.01	2,656	—

Visteon Corp. F	10/01/10	9.66	2,396	154,758

Total warrants (cost $176,102)				$223,119

14 Putnam VT High Yield Fund

SHORT-TERM INVESTMENTS (2.3%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.15% [e]	9,991,774	$9,991,774

U.S. Treasury Bills with effective yields ranging
from 0.19% to 0.20%, August 25, 2011	$120,000	119,809

Total short-term investments (cost $10,111,597)		$10,111,583

Total investments (cost $410,387,037)		$430,894,956

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro

Key to holding’s abbreviations

FRB	Floating Rate Bonds
FRN	Floating Rate Notes
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
MTNI	Medium Term Notes Class I
MTNJ	Medium Term Notes Class J

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2010 through December 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $438,676,842.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $206,950 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/10 (aggregate face value $8,594,038)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America

	Canadian Dollar	Sell	1/19/11	$261,098	$254,989	$(6,109)

	Euro	Sell	1/19/11	949,616	927,748	(21,868)

Barclays Bank PLC

	Euro	Sell	1/19/11	448,467	438,317	(10,150)

Citibank, N.A.

	Euro	Buy	1/19/11	340,295	332,532	7,763

Credit Suisse AG

	Euro	Sell	1/19/11	1,000,693	977,957	(22,736)

Deutsche Bank AG

	Euro	Sell	1/19/11	1,485,797	1,452,350	(33,447)

Goldman Sachs International

	Euro	Sell	1/19/11	782,343	764,579	(17,764)

HSBC Bank USA, National Association

	Euro	Sell	1/19/11	241,081	235,517	(5,564)

JPMorgan Chase Bank, N.A.

	Euro	Sell	1/19/11	66,454	64,935	(1,519)

Royal Bank of Scotland PLC (The)

	Euro	Buy	1/19/11	547,279	535,246	12,033

State Street Bank and Trust Co.

	Euro	Sell	1/19/11	465,314	458,138	(7,176)

UBS AG

	Euro	Sell	1/19/11	1,240,170	1,224,486	(15,684)

Westpac Banking Corp.

	Australian Dollar	Sell	1/19/11	445,070	417,479	(27,591)

	Euro	Sell	1/19/11	521,607	509,765	(11,842)

Total						$(161,654)

Putnam VT High Yield Fund 15

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$2,933,220	$—	$—

Capital goods	410,247	—	—

Communication services	564,747	—	—

Consumer cyclicals	3,068,166	1,484,142	14,644

Consumer staples	1,350,525	—	—

Energy	706,283	145,928	8,329

Financials	313,922	—	—

Health care	460,901	—	—

Utilities and power	1,041,343	—	—

Total common stocks	10,849,354	1,630,070	22,973

Convertible bonds and notes	—	6,469,969	—

Convertible preferred stocks	—	5,066,036	—

Corporate bonds and notes	—	370,225,269	822,043

Preferred stocks	—	1,393,069	—

Senior loans	—	24,081,471	—

Warrants	—	231	222,888

Short-term investments	9,991,774	119,809	—

Totals by level	$20,841,128	$408,985,924	$1,067,904

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(161,654)	$—

Totals by level	$—	$(161,654)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

16 Putnam VT High Yield Fund

Statement of assets and liabilities
12/31/10

Assets

Investment in securities, at value, including of
securities on loan (Note 1):

Unaffiliated issuers (identified cost $400,395,263)	$420,903,182

Affiliated issuers (identified cost $9,991,774) (Note 6)	9,991,774

Cash	3,225,568

Dividends, interest and other receivables	7,540,992

Receivable for shares of the fund sold	333,049

Receivable for investments sold	2,140,896

Unrealized appreciation on forward currency contracts (Note 1)	19,796

Total assets	444,155,257

Liabilities

Payable for investments purchased	4,536,026

Payable for shares of the fund repurchased	301,611

Payable for compensation of Manager (Note 2)	210,012

Payable for investor servicing fees (Note 2)	35,845

Payable for custodian fees (Note 2)	9,702

Payable for Trustee compensation and expenses (Note 2)	143,414

Payable for administrative services (Note 2)	1,860

Payable for distribution fees (Note 2)	25,080

Unrealized depreciation on forward currency contracts (Note 1)	181,450

Other accrued expenses	33,415

Total liabilities	5,478,415

Net assets	$438,676,842

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$487,022,547

Undistributed net investment income (Note 1)	32,626,964

Accumulated net realized loss on investments and foreign currency
transactions (Note 1)	(101,318,534)

Net unrealized appreciation of investments and assets and liabilities in
foreign currencies	20,345,865

Total — Representing net assets applicable
to capital shares outstanding	$438,676,842

Computation of net asset value Class IA

Net assets	$315,694,430

Number of shares outstanding	44,928,720

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$7.03

Computation of net asset value Class IB

Net assets	$122,982,412

Number of shares outstanding	17,637,365

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$6.97

Statement of operations
Year ended 12/31/10

Investment income

Interest (including interest income of $5,448 from investments
in affiliated issuers) (Note 6)	$35,965,695

Dividends	367,447

Total investment income	36,333,142

Expenses

Compensation of Manager (Note 2)	2,405,519

Investor servicing fees (Note 2)	419,045

Custodian fees (Note 2)	28,825

Trustee compensation and expenses (Note 2)	38,468

Administrative services (Note 2)	18,426

Distribution fees — Class IB (Note 2)	279,959

Other	224,159

Total expenses	3,414,401

Expense reduction (Note 2)	(6,198)

Net expenses	3,408,203

Net investment income	32,924,939

Net realized gain on investments (Notes 1 and 3)	13,168,180

Net realized gain on swap contracts (Note 1)	60,467

Net realized gain on foreign currency transactions (Note 1)	1,175,697

Net unrealized depreciation of assets and liabilities in foreign
currencies during the year	(526,813)

Net unrealized appreciation of investments and swap contracts
during the year	9,234,914

Net gain on investments	23,112,445

Net increase in net assets resulting from operations	$56,037,384

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 17

Statement of changes in net assets

	Year ended	Year ended
	12/31/10	12/31/09

Increase in net assets

Operations:

Net investment income	$32,924,939	$30,591,564

Net realized gain (loss) on investments
and foreign currency transactions	14,404,344	(36,771,736)

Net unrealized appreciation of
investments and assets and liabilities
in foreign currencies	8,708,101	155,947,767

Net increase in net assets resulting from
operations	56,037,384	149,767,595

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class IA	(23,257,119)	(27,109,976)

Class IB	(8,442,002)	(10,092,163)

Increase (decrease) from capital share
transactions (Note 4)	(13,091,464)	7,513,827

Total increase in net assets	11,246,799	120,079,283

Net assets:

Beginning of year	427,430,043	307,350,760

End of year (including undistributed net
investment income of $32,626,964 and
$30,226,023, respectively)	$438,676,842	$427,430,043

The accompanying notes are an integral part of these financial statements.

18 Putnam VT High Yield Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income(loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/10	$6.64	.53	.38	.91	(.52)	(.52)	$7.03	14.54	$315,694.75		7.91	72.90

12/31/09	5.00	.47	1.81	2.28	(.64)	(.64)	6.64	50.92	310,578	.73[e]	8.29[e]	63.24

12/31/08	7.45	.54	(2.33)	(1.79)	(.66)	(.66)	5.00	(26.21)	222,063	.72[e]	8.37[e]	24.21

12/31/07	7.83	.58	(.33)	.25	(.63)	(.63)	7.45	3.17	360,197	.73[e]	7.67[e]	43.25

12/31/06	7.68	.56	.20	.76	(.61)	(.61)	7.83	10.60	431,054	.74[e]	7.46[e]	51.55

Class IB

12/31/10	$6.60	.51	.37	.88	(.51)	(.51)	$6.97	14.04	$122,982	1.00	7.67	72.90

12/31/09	4.96	.46	1.80	2.26	(.62)	(.62)	6.60	50.79	116,853	.98[e]	8.05[e]	63.24

12/31/08	7.39	.52	(2.31)	(1.79)	(.64)	(.64)	4.96	(26.37)	85,287	.97[e]	8.11[e]	24.21

12/31/07	7.78	.56	(.34)	.22	(.61)	(.61)	7.39	2.79	152,715	.98[e]	7.42[e]	43.25

12/31/06	7.62	.54	.21	.75	(.59)	(.59)	7.78	10.52	167,982	.99[e]	7.20[e]	51.55

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets

12/31/09	0.10%

12/31/08	0.10

12/31/07	0.06

12/31/06	0.07

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 19

Notes to financial statements 12/31/10

Note 1 — Significant accounting policies

Putnam VT High Yield Fund (the fund), is a diversified series of the Putnam Variable Trust (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks high current income, with a secondary objective of capital growth when consistent with achieving high income, by primarily investing in bonds of U.S. companies across a wide range of industries. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from January 1, 2010 through December 31, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are

20 Putnam VT High Yield Fund

unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $7,100,000 on forward currency contracts for the reporting period.

E) Credit default contracts The fund enters into credit default contracts to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $100,000 on credit default swap contracts for the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $181,450 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

G) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2010, the fund had a capital loss carryover of $101,095,742 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$16,826,743	12/31/11

11,865,538	12/31/12

6,791,658	12/31/13

728,766	12/31/14

28,491,807	12/31/16

36,391,230	12/31/17

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, the expiration of capital loss carryover, defaulted bond interest and interest on payment-in-kind securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $1,175,123 to increase undistributed net investment income and $107,304,801 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $106,129,678.

Putnam VT High Yield Fund 21

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Unrealized appreciation	$31,932,488
Unrealized depreciation	(11,645,047)

Net unrealized appreciation	20,287,441
Undistributed ordinary income	32,898,941
Capital loss carryforward	(101,095,742)

Cost for federal income tax purposes	$410,607,515

K) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

L) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 29.73% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.720% of the first $5 billion of average net assets, 0.670% of the next $5 billion, 0.620% of the next $10 billion, 0.570% of the next $10 billion, 0.520% of the next $50 billion, 0.500% of the next $50 billion, 0.490% of the next $100 billion, and 0.485% thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management had also contractually agreed, through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.600% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (Agreements) with other registered investment companies (each a Purchaser) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $3,538,401 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The fund received $1,099,841 (exclusive of the initial payment) from the Purchasers in accordance with the terms of the Agreements

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $6,198 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $295, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $298,250,139 and $319,964,173, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

22 Putnam VT High Yield Fund

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/10		Year ended 12/31/09		Year ended 12/31/10		Year ended 12/31/09

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	4,707,946	$31,178,357	6,167,306	$34,454,488	3,659,298	$24,701,895	2,747,112	$14,681,820

Shares issued in connection with
reinvestment of distributions	3,639,612	23,257,119	5,805,134	27,109,976	1,327,359	8,442,002	2,175,035	10,092,163

	8,347,558	54,435,476	11,972,440	61,564,464	4,986,657	33,143,897	4,922,147	24,773,983

Shares repurchased	(10,168,030)	(67,376,561)	(9,624,109)	(54,731,067)	(5,065,306)	(33,294,276)	(4,394,314)	(24,093,553)

Net increase (decrease)	(1,820,472)	$(12,941,085)	2,348,331	$6,833,397	(78,649)	$(150,379)	527,833	$680,430

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$19,796	Payables	$181,450

Equity contracts	Investments	223,119	—	—

Total		$242,915	—	$181,450

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Swaps	Total

Credit contracts	$—	$—	$60,467	$60,467

Foreign exchange contracts	—	1,214,306	—	$1,214,306

Equity contracts	10,949	—	—	$10,949

Total	$10,949	$1,214,306	$60,467	$1,285,722

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Swaps	Total

Credit contracts	$—	$—	$(17,006)	$(17,006)

Foreign exchange contracts	—	(529,436)	—	$(529,436)

Equity contracts	47,017	—	—	$47,017

Total	$47,017	$(529,436)	$(17,006)	$(499,425)

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $5,448 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $137,270,390 and $127,278,616, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Putnam VT High Yield Fund 23

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Independent Trustees

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the	Jacob Ballas Capital India,
Born 1947	Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product	a non-banking finance
Trustee since 2009	investment management firm with over $40 billion in assets under management.	company focused on private
equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic	SM Energy Company, a
Born 1955	energy firms and direct investor in energy assets. Trustee, and Co-Chair of the Finance Committee,	publicly held energy company
Trustee since 2010	of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro	focused on natural gas
	Denver. Member of the Finance Committee, The Children’s Hospital of Denver.	and crude oil in the United
States; UniSource Energy
Corporation, a publicly held
provider of natural gas and
electric service across Arizona;
Cody Resources Management,
LLP, a privately held energy,
ranching, and commercial real
estate company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment firm. Chairman of Mutual Fund	ASHTA Chemicals, Inc.
Born 1943	Directors Forum. Chairman Emeritus of the Board of Trustees of Mount Holyoke College.
Trustee since 1994 and
Vice Chairman since 2005

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a private foundation dealing with national	Edison International; Southern
Born 1940	security issues. Senior Advisor to the United Nations Foundation. Senior Advisor to the Center	California Edison
Trustee since 2001	for Strategic and International Studies. Member of the Council on Foreign Relations and the
National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice	United-Health
Born 1946	Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief	Group, a diversified
Trustee since 2007	Financial Officer for a decade.	health-care company

John A. Hill	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout	Devon Energy Corporation, a
Born 1942	firm focused on the worldwide energy industry. Serves as a Trustee and Chairman of the Board	leading independent natural
Trustee since 1985 and	of Trustees of Sarah Lawrence College. Also a member of the Advisory Board of the Millstein	gas and oil exploration and
Chairman since 2000	Center for Corporate Governance and Performance at the Yale School of Management.	production company

Paul L. Joskow	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused	TransCanada Corporation,
Born 1947	primarily on research and education on issues related to science, technology, and economic	an energy company focused
Trustee since 1997	performance. Elizabeth and James Killian Professor of Economics and Management, Emeritus	on natural gas transmission
	at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the	and power services; Exelon
	Center for Energy and Environmental Policy Research at MIT.	Corporation, an energy
company focused on
power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the	Northeast Utilities,
Born 1949	trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess	which operates New
Trustee since 2006	Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global	England’s largest energy
	communications and advertising firm.	delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private	None
Born 1945	equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin
Trustee since 1984	Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research	None
Born 1951	services, and founder and President of New Generation Advisors, LLC, a registered investment
Trustee since 1984	advisor to private funds.
Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest	TransCanada Corporation, an
Born 1942	products, and timberland assets company, in December 2008.	energy company focused on
Trustee from 1997 to 2008		natural gas transmission and
and since 2009		power services

24 Putnam VT High Yield Fund

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining	None
Born 1952	Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity
Trustee since 2008 and	Investments from 2000 to 2007.
President of the Putnam
Funds since July 2009

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive Officer, Treasurer and	Vice President and Chief Legal Officer
Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments and Putnam Management
Senior Vice President and Treasurer, The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and Putnam Management
Senior Managing Director, Putnam Investments and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal Accounting Officer	Since 1993
Since 2007	Vice President, Clerk and Assistant Treasurer, The Putnam Funds
Managing Director, Putnam Investments and Putnam Management
Michael Higgins (Born 1976)
Beth S. Mazor (Born 1958)	Vice President, Senior Associate Treasurer and Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial
Managing Director, Putnam Investments and Putnam Management	Analyst, Old Mutual Asset Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager
Managing Director, Putnam Investments, Putnam Management and	Since 2000
Putnam Retail Management	Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager,
The Putnam Funds
Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer	Susan G. Malloy (Born 1957)
Since 2002	Vice President and Assistant Treasurer
Managing Director, Putnam Investments and Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Putnam VT High Yield Fund 25

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28 Putnam VT High Yield Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	John A. Hill, Chairman
One Post Office Square	Mailing address:	Jameson A. Baxter, Vice Chairman
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Kenneth R. Leibler
Robert E. Patterson
Marketing Services	Legal Counsel	George Putnam, III
Putnam Retail Management	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		W. Thomas Stephens
Boston, MA 02109	Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

Putnam VT High Yield Fund 29

H311
This report has been prepared for the shareholders
of Putnam VT High Yield Fund.	265758 2/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

December 31, 2010	$83,624	$--	$4,276	$287*
December 31, 2009	$94,116	$--	$4,235	$548*

* Includes fees of $287 and $548 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended December 31, 2010 and December 31, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2010 and December 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 282,783 and $ 564,063 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

December 31, 2010	$ -	$ 227,601	$ -	$ -
December 31, 2009	$ -	$ 453,847	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: February 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2011